EXHIBIT 24

                             POWER OF ATTORNEY

            WHEREAS, Cornell Corrections, Inc., a Delaware corporation (the "Company") intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the Cornell Corrections, Inc. 1996 Stock Option Plan (the "Plan") and the common stock, par value $.001 per share, of the Company issuable pursuant to the Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

            NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint DAVID M. CORNELL and STEVEN W. LOGAN, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Registration Statement and any and all amendments thereto as said attorneys or either of them shall deem necessary or appropriate, together with all instruments, exhibits or other documents necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of November, 1996.


                                                 /S/ CAMPBELL A. GRIFFIN, JR.
                                                Campbell A. Griffin, Jr.

                               POWER OF ATTORNEY

            WHEREAS, Cornell Corrections, Inc., a Delaware corporation (the "Company") intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the Cornell Corrections, Inc. 1996 Stock Option Plan (the "Plan") and the common stock, par value $.001 per share, of the Company issuable pursuant to the Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

            NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint DAVID M. CORNELL and STEVEN W. LOGAN, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Registration Statement and any and all amendments thereto as said attorneys or either of them shall deem necessary or appropriate, together with all instruments, exhibits or other documents necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of November, 1996.


                                                 /S/ RICHARD T. HENSHAW III
                                                Richard T. Henshaw III

                               POWER OF ATTORNEY

            WHEREAS, Cornell Corrections, Inc., a Delaware corporation (the "Company") intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the Cornell Corrections, Inc. 1996 Stock Option Plan (the "Plan") and the common stock, par value $.001 per share, of the Company issuable pursuant to the Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

            NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint DAVID M. CORNELL and STEVEN W. LOGAN, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Registration Statement and any and all amendments thereto as said attorneys or either of them shall deem necessary or appropriate, together with all instruments, exhibits or other documents necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of November, 1996.


                                                 /S/ PETER A. LEIDEL
                                                Peter A. Leidel

                               POWER OF ATTORNEY

            WHEREAS, Cornell Corrections, Inc., a Delaware corporation (the "Company") intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the Cornell Corrections, Inc. 1996 Stock Option Plan (the "Plan") and the common stock, par value $.001 per share, of the Company issuable pursuant to the Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

            NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint DAVID M. CORNELL and STEVEN W. LOGAN, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Registration Statement and any and all amendments thereto as said attorneys or either of them shall deem necessary or appropriate, together with all instruments, exhibits or other documents necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of November, 1996.


                                                 /S/ TUCKER TAYLOR
                                                     Tucker Taylor